UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007

VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer incorporation or
organization)		Identification Number)

1000 MARINA BOULEVARD, SUITE 200, BRISBANE, CALIFORNIA 94005
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:	(650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2— FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

                 On January 5, 2007, VaxGen, Inc. (“the Company” or “VaxGen”) issued a press release titled, “VaxGen Restructures to Reduce Spending and Retains Lazard to Pursue Strategic Options; James Panek Named CEO Following Resignation of Lance Gordon”, in which the Company disclosed its unaudited cash, cash equivalents and short-term investments balance as of December 31, 2006.

                 This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.05.  Costs Associated with Exit or Disposal Activities

                 On January 3, 2007, the Board of Directors of VaxGen approved a plan to reduce operating costs, most significantly through the termination of approximately 51% of VaxGen’s employees. The reduction in workforce follows a decision by the Department of Health and Human Services to cancel the Company’s Strategic National Stockpile contract to provide 75 million doses of its recombinant anthrax vaccine for civilian biodefense. The reduction in workforce occurred on January 5, 2007.

                 The Company expects to incur restructuring costs associated with this plan, including one-time employee termination benefits and costs associated with consolidation of its facilities. Estimated costs of the related one-time termination benefits are approximately $3.0 million to $3.5 million; estimated facilities-related costs are approximately $0.7 million to $1.2 million.

SECTION 5—  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                 On January 4, 2007, Lance K. Gordon, Ph.D., resigned as VaxGen’s President and CEO and as a member of its Board of Directors, effective January 5, 2007.

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                 On January 4, 2007, the Company’s Board of Directors unanimously appointed James P. Panek as VaxGen’s new President and CEO and as a member of its Board of Directors, effective January 5, 2007. Mr. Panek, 53 years old, joined VaxGen in February 2002 as Senior Vice President of Manufacturing Operations and was promoted to Executive Vice President in June 2006. Prior to joining VaxGen, Mr. Panek was Senior Vice President of Product Operations at Genentech, Inc. During his tenure at Genentech, he led the development of one of the world’s largest biotech manufacturing operations, and played pivotal roles in the FDA approval and launch of recombinant products to treat pediatric growth hormone deficiency, heart attack, non-Hodgkin’s lymphoma and breast cancer.

                 Mr. Panek is not expected to serve on any committees of the Board of Directors. In addition, Mr. Panek’s new compensation arrangements have not yet been determined and, when available, will be disclosed in an amendment to this Current Report on Form 8-K.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 5, 2007 titled, “VaxGen Restructures to Reduce Spending and Retains Lazard to Pursue Strategic Options; James Panek Named CEO Following Resignation of Lance Gordon”.
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SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: January 9, 2007	By:	/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Senior Vice President, Finance and Administration
and Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 5, 2007 titled, “VaxGen Restructures to Reduce Spending and Retains Lazard to Pursue Strategic Options; James Panek Named CEO Following Resignation of Lance Gordon”.
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